PARTICIPATION AGREEMENT

                            Dated as of June 2, 1999

                                      among


                         DOLLAR TREE DISTRIBUTION, INC.,
                  as the Construction Agent and as the Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                       under the DTSD Realty Trust 1999-1,


                                       and


                           FIRST UNION NATIONAL BANK,
                          as the Lender and the Holder





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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1. THE LOANS........................................................   1
SECTION 2. HOLDER ADVANCES..................................................   1
SECTION 3. SUMMARY OF TRANSACTIONS..........................................   2
    3.1 Operative Agreements................................................   2
    3.2 Property Purchase...................................................   2
    3.3 Construction of Improvements; Commencement of Basic Rent............   2
SECTION 4. THE CLOSINGS.....................................................   3
    4.1 Initial Closing Date................................................   3
    4.2 Initial Closing Date; Property Closing Dates; Acquisition Advances;
        Construction Advances...............................................   3
SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
           REPORTING REQUIREMENTS ON COMPLETION DATE; THE
           LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS..............   3
    5.1 General.............................................................   3
    5.2 Procedures for Funding..............................................   4
    5.3 Conditions Precedent for the Lessor and the Bank Relating to the
        Initial Closing Date and the Advance of Funds for the Acquisition
        of a Property.......................................................   5
    5.4 Conditions Precedent for the Lessor and the Bank Relating to the
        Advance of funds after the Acquisition Advance......................   9
    5.5 Additional Reporting and Delivery Requirements on Completion Date
        and on Construction Period Termination Date.........................  10
    5.6 The Construction Agent Delivery of Construction Budget
        Modifications.......................................................  11
    5.7 Restrictions on Liens...............................................  11
    5.8 Payments............................................................  11
    5.9 Joinder Agreement Requirements......................................  11
    5.10 Maintenance of the Lessee as a Wholly-Owned Entity.................  12
    5.11 Unilateral Right to Increase the Holder Commitments and the Lender
         Commitments........................................................  12
SECTION 6. REPRESENTATIONS AND WARRANTIES...................................  12
    6.1 Representations and Warranties of the Borrower......................  12
    6.2 Representations and Warranties of Each Credit Party.................  13
SECTION 6B. GUARANTY........................................................  16
    6B.1 Guaranty of Payment and Performance................................  16
    6B.2 Obligations Unconditional..........................................  16
    6B3. Modifications......................................................  17
    6B.4 Waiver of Rights...................................................  18
    6B.5 Reinstatement......................................................  18
    6B.6 Remedies...........................................................  19
    6B.7 Limitation of Guaranty.............................................  19
SECTION 7. PAYMENT OF CERTAIN EXPENSES......................................  19
    7.1 Transaction Expenses................................................  19

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    7.2 Brokers' Fees.......................................................  20
    7.3 Certain Fees and Expenses...........................................  20
SECTION 8. OTHER COVENANTS AND AGREEMENTS...................................  21
    8.1 Cooperation with the Construction Agent or the Lessee...............  21
    8.2 Covenants of the Owner Trustee and the Bank.........................  21
    8.3 Credit party Covenants, Consent and Acknowledgment..................  22
    8.4 Allocation of Certain Payments......................................  24
    8.5 Grant of Easements, etc.............................................  25
    8.6 Appointment by the Bank and the Owner Trustee.......................  25
    8.7 Collection and Allocation of Payments and Other Amounts.............  25
    8.8 Release of Properties, etc..........................................  26
SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.............................  27
    9.1 The Construction Agent's and the Lessee's Credit Agreement Rights...  27
    9.2 The Construction Agent's and the Lessee's Trust Agreement Rights....  27
SECTION 10. TRANSFER OF INTEREST............................................  28
    10.1 Restrictions on Transfer...........................................  28
    10.2 Effect of Transfer.................................................  28
SECTION 11. INDEMNIFICATION.................................................  28
    11.1 General indemnity..................................................  28
    11.2 General Tax Indemnity..............................................  29
    11.3 Increased Costs, Illegality, etc...................................  32
    11.4 Funding/Contribution Indemnity.....................................  34
    11.5 Additional Provisions Regarding Indemnification....................  34
SECTION 12. MISCELLANEOUS...................................................  35
    12.1 Survival of Agreements.............................................  35
    12.2 Notices............................................................  35
    12.3 Counterparts.......................................................  37
    12.4 Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters....  37
    12.5 Headings, etc......................................................  37
    12.6 Parties in Interest................................................  37
    12.7 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
         VENUE; ARBITRATION.................................................  37
    12.8 Severability.......................................................  39
    12.9 Liability Limited..................................................  39
    12.10 Rights of the Credit Parties......................................  40
    12.11 Further Assurnaces................................................  41
    12.12 Calculations under Operative Agreements...........................  41
    12.13 [Intentionally Left Blank]........................................  41
    12.14 Financial Reporting/Tax Characterization..........................  41

                                       ii

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EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - Form of Outside Counsel Opinion for the Lessee - Section 5.3(j)

C - Form of Officer's Certificate - Section 5.3(w)

D - Form of Secretary's Certificate - Section 5.3(x)

E - Form of Officer's Certificate - Section 5.3(z)

F - Form of Secretary's Certificate - Section 5.3(aa)

G - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(bb)

H - Form of Outside Counsel Opinion for the Lessee - Section 5.3(cc)

I - Form of Officer's Certificate - Section 5.5

J - Form of Joinder Agreement - Section 5.9(a)

K - Description of Material Litigation - Section 6.2(d)

L - State of  Incorporation/Formation  and  Principal  Place of Business of Each
    Guarantor - Section 6.2(i)

M - Form of Officer's Compliance Certificate - Section 8.3(k)

Appendix A - Rules of Usage and Definitions


                                      iii


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                             PARTICIPATION AGREEMENT


         THIS PARTICIPATION AGREEMENT dated as of June 2, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among DOLLAR TREE DISTRIBUTION, INC., a Virginia, corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definitions of Guarantors in Appendix A hereto, individually a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the DTSD Realty Trust 1999-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); and FIRST UNION NATIONAL BANK, a national banking association, as lender and holder (together with its successors and assigns, "Bank"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. THE LOANS.

         Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Bank has agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments in order for the Lessor to acquire the Properties and certain Improvements, to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent agreeing for the benefit of the Lessor, pursuant to the Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties, each in accordance with the Agency Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                           SECTION 2. HOLDER ADVANCES.

         Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, the Bank shall make a Holder Advance to the Lessor with respect to the DTSD Realty Trust 1999-1 in an amount in immediately available funds such that

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the aggregate of all Holder Advances on such date shall be three percent (3%) of the amount of the Requested Funds on such date; provided, that the Bank shall not be obligated for any Holder Advance in excess of the Available Holder Commitment. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than three percent (3%) of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

         3.1     Operative Agreements.

         On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, each applicable Ground Lease, the Agency Agreement, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, each applicable Mortgage Instrument and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         3.2     Property Purchase.

         On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Bank will make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Bank will make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor will purchase and acquire good and marketable title to or ground lease pursuant to a Ground Lease, the applicable Property, each to be within an Approved State, identified by the Construction Agent, in each case pursuant to a Deed, Bill of Sale or Ground Lease, as the case may be, and grant the Bank a lien on such Property by execution of the required Security Documents and (d) the Bank, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to such Property.

         3.3     Construction of Improvements; Commencement of Basic Rent.

         Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.

                            SECTION 4. THE CLOSINGS.

         4.1     Initial Closing Date.

         All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Bank and the Lessee.

         4.2 Initial Closing Date; Property Closing Dates; Acquisition Advances; Construction Advances.

         The Construction Agent shall deliver to the Bank a requisition (together with invoices for, or other reasonably satisfactory evidence of, any Transaction Expenses and other fees, expenses and disbursements referred to in
Section 7.1 that are to be paid with the applicable Advance, a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Bank, in its reasonable discretion, in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor and (b) each Acquisition Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section 5.4. Notwithstanding the preceding sentence, the parties hereto agree that no Requisition shall be required for the Lenders and the Holders to make Advances pursuant to or in connection with Sections 7.1 and 11.5.



              SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
                   REPORTING REQUIREMENTS ON COMPLETION DATE;
            THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

         5.1      General.

                  (a) To the extent funds have been advanced by the Bank to the Lessor as Loans and as Holder Advances, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) at the direction of the Construction Agent to acquire the Properties in accordance with the terms of this Agreement, the Agency Agreement and the other Operative Agreements, (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Properties (or components thereof) in accordance with the terms of the Agency Agreement and the other Operative Agreements, and (iii) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1.

                  (b) In lieu of the payment of interest on the Loans and Holder Yield on the Holder Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property, (i) each Loan shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period (except to the extent that at any time
         such   increase

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         would cause such Loan to exceed  the  Available  Commitment),  and (ii)
         each Holder Advance shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such increase would cause the Holder Advance to exceed the Available Holder Commitment). Such increases in a Loan and a Holder Advance shall occur without any disbursement of funds by any Person.

         5.2      Procedures for Funding.

                  (a) The Construction Agent shall designate the date for Advances hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that no more than two
         (2) Advances (excluding any conversion and/or continuation of any Loans or Holder Advances) may be requested during any calendar month. Not less than (i) three (3) Business Days prior to the Initial Closing Date and (ii) three (3) Business Days prior to the date on which any
         Acquisition Advance or Construction Advance is to be made, the Construction Agent shall deliver to the Bank, (A) with respect to the Initial Closing Date and each Acquisition Advance, a Requisition as described in Section 4.2 hereof (including without limitation a legal description of the Land, if any, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the
         Bank) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.

                  (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Bank make Holder Advances and Loans to the Lessor for the payment of Transaction Expenses, Property
         Acquisition Costs (in the case of an Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.

                  (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, on each Property
         Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Bank shall make Loans to the Lessor in an aggregate amount equal to ninety-seven percent (97%) of the Requested Funds specified in any Requisition, up to an aggregate principal amount equal to the aggregate of the Available Commitments, (ii) the Bank shall make a Holder Advance based on its Holder Commitment in an amount such that the aggregate of all Holder Advances at such time shall be three percent (3%) of the balance of the Requested Funds specified in such Requisition, up to the aggregate advanced amount equal to the Available Holder Commitments; and (iii) the total amount of such Loans and Holder Advances made on such date shall (x) be used by the Lessor to pay Property Costs including Transaction Expenses within three (3) Business Days of the receipt by the Lessor of such

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         Advance or (y) be advanced by the Lessor on the date of such Advance to the Construction Agent or the Lessee to pay Property Costs, as applicable. Notwithstanding that the Operative Agreements state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor) and applied by the Construction Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor under the Operative Agreements.

                  (d) With respect to an Advance obtained by the Lessor to pay for Property Costs and/or Transaction Expenses or other costs payable under Section 7.1 hereof and not expended by the Lessor for such purpose on the date of such Advance, such amounts shall be held by the Lessor (or the Bank on behalf of the Lessor) until the applicable closing date or, if such closing date does not occur within three (3) Business Days of the date of the Lessor's receipt of such Advance, shall be applied regarding the applicable Advance to repay the Loans and the Holder Advances and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances. Any such amounts held by the Lessor (or the Bank on behalf of the Lessor) shall be subject to the lien of the Security Agreement.

                  (e) All Operative Agreements which are to be delivered to the Lessor shall be delivered to the Bank, on behalf of the Lessor, and such items (except for Notes, Certificates, Bills of Sale, the Ground Leases and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor and the Bank. All other items which are to be delivered to the Lessor shall be delivered to the Bank, on behalf of the Lessor, and such other items shall be held by the Bank. To the extent any such other items are requested in writing from time to time by the Lessor, the Bank shall provide a copy of such item.

                  (f) Notwithstanding the completion of any closing under this Agreement pursuant to Sections 5.3 or 5.4, each condition precedent in connection with any such closing may be subsequently enforced by the Bank (unless such has been expressly waived in writing by the Bank).

         5.3 Conditions Precedent for the Lessor and the Bank Relating to the Initial Closing Date and the Advance of Funds for the Acquisition of a Property.

         The obligations (i) on the Initial Closing Date of the Lessor and the Bank to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, (ii) on the Initial Closing Date of the Bank to make Holder Advances and Loans in order to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1 of this Agreement and (iii) on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1 of this Agreement and to acquire or ground lease a Property (an "Acquisition Advance"), in each case (with regard to the foregoing Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions

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


precedent on or prior to the Initial Closing Date or the applicable Property Closing Date, as the case may be (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Bank, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

                  (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties) on each such date;

                  (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

                  (c) The Bank shall have received a fully executed counterpart copy of the Requisition, appropriately completed;

                  (d) [Reserved];

                  (e) the Construction Agent shall have delivered to the Bank a good standing certificate for the Construction Agent in the state where each such Property is located, the Deed with respect to the Land and existing Improvements (if any), a copy of the Ground Lease (if any), and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on each such date with the proceeds of the Loans and Holder Advances or which have been previously acquired or ground leased with the proceeds of the Loans and Holder Advances;

                  (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by each such Requisition;

                  (g) the Construction Agent shall have delivered to the Bank title insurance commitments to issue policies respecting each such Property, with such endorsements as the Bank deems necessary, in favor of the Lessor and the Bank from a title insurance company acceptable to the Bank, but only with such title exceptions thereto as are acceptable to the Bank;

                  (h) the Construction Agent shall have delivered to the Bank an environmental site assessment respecting each such Property prepared by an independent recognized professional acceptable to the Bank and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

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


                  (i) the Construction Agent shall have delivered to the Bank a survey (with a flood hazard certification) respecting each such Property prepared by (i) an independent recognized professional acceptable to the Bank and (ii) in a manner and including such information as is required by the Bank;

                  (j) unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Bank a legal opinion in the form attached hereto as Exhibit B or in such other form as is reasonably acceptable to the Bank, prepared by counsel acceptable to the Bank;

                  (k) the Construction Agent shall have caused to be delivered to the Bank a Mortgage Instrument (in such form as is acceptable to the Bank), Lessor Financing Statements and Lender Financing Statements respecting each such Property, all fully executed and in recordable form;

                  (l) the Lessee shall have delivered to the Bank with respect to each such Property a Lease Supplement and a memorandum (or short form lease) regarding the Lease and such Lease Supplement in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the Bank and suitable for recording;

                  (m) with respect to each Acquisition Advance, the sum of the Available Commitment plus the Available Holder Commitment (after deducting the Unfunded Amount, if any, and after giving effect to the Acquisition Advance) will be sufficient to pay all amounts payable therefrom;

                  (n) if any such Property is subject to a Ground Lease, the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Bank for such Ground Lease and, if requested by the Bank, a landlord waiver and a mortgagee waiver (in each case, in such form as is acceptable to the Bank);

                  (o) counsel (acceptable to the Bank) for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor and the Bank its opinion;

                  (p) the Construction Agent shall have delivered to the Bank a preliminary Construction Budget for each such Property, if applicable;

                  (q) the Construction Agent shall have provided evidence to the Bank of insurance with respect to each such Property as provided in the Lease;

                  (r) the Construction Agent shall have caused an Appraisal regarding each such Property to be provided to the Bank from an appraiser satisfactory to the Bank;

                  (s) the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee and each Credit Party to be conducted (and copies thereof to be delivered to the Bank) in such jurisdictions as determined by the Bank by a nationally recognized search company acceptable to the Bank and (ii) the liens referenced in such lien searches which are objectionable to the Bank to be either removed or otherwise handled in a manner satisfactory to the Bank;

                  (t) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Bank;

                  (u) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Bank shall have received a fully executed copy of each of the Operative Agreements;

                  (v) since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

                  (w) as of the Initial Closing Date only, the Bank shall have received an Officer's Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit C or in such other form as is acceptable to the Bank;

                  (x) as of the Initial Closing Date only, the Bank shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Bank and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located;

                  (y) as of the Initial Closing Date only, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or condition (financial or otherwise) of the Credit Parties (on a consolidated basis) from that set forth in the most recent audited consolidated financial statements of the Credit Parties which have been provided to the Bank;

                  (z) as of the Initial Closing Date only, the Bank shall have received an Officer's Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Bank;

                  (aa) as of the Initial Closing Date only, the Bank shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is acceptable to the Bank and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

                  (bb) as of the Initial Closing Date only, counsel for the Lessor acceptable to the Bank shall have issued to the Lessee and the Bank its opinion in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to the Bank; and

                  (cc) as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Bank a legal opinion in the form attached hereto as Exhibit H or in such other form as is acceptable to the Bank from counsel acceptable to the Bank;

         5.4 Conditions Precedent for the Lessor and the Bank Relating to the Advance of Funds after the Acquisition Advance.

         The obligations of the Bank to make Holder Advances and Loans in connection with all requests for Advances subsequent to the acquisition of a Property (and to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1 of this Agreement in connection therewith) are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Bank, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party):

                  (a) the correctness on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties);

                  (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

                  (c) the Bank shall have received a fully executed counterpart of the Requisition, appropriately completed;

                  (d) based upon the applicable Construction Budget which shall satisfy the requirements of this Agreement, the Available Commitments and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

                  (e) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

                  (f) the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to the maximum total Property Cost indicated by the Construction Budget referred to in subparagraph (d) above and there shall be no title change or exception objectionable to the Bank; and

                  (g) the Construction Agent shall have delivered to the Bank copies of the Plans and Specifications for the applicable Improvements;

                  (h) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Bank;

                  (i)      [reserved];

                  (j) in the opinion of the Bank and its counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor or the Bank to any adverse regulatory prohibitions, constraints, penalties or fines.

         5.5 Additional Reporting and Delivery Requirements on Completion Date and on Construction Period Termination Date.

         On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Bank an Officer's Certificate in the form attached hereto as Exhibit I or in such other form as is acceptable to the Bank.
Furthermore, on or prior to the Completion Date for each Property, the Construction Agent shall deliver or cause to be delivered to the Bank (unless previously delivered to the Bank) originals of the following, each of which shall be in form and substance acceptable to the Bank, in its reasonable discretion: (v) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Bank; (w) an as-built survey for such Property, (x) insurance certificates respecting such Property as required hereunder and under the Lease Agreement, and (y) if requested by the Bank, amendments to the Lessor Financing Statements executed by the appropriate parties. In addition, on the Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument shall have been paid in an amount required by applicable law, subject, however, to the obligations of the Bank to fund such costs to the extent required pursuant to Section 7.1.

         5.6      The  Construction   Agent  Delivery  of   Construction  Budget
                  Modifications.

         The Construction Agent covenants and agrees to deliver to the Bank each month notification of any modification to any Construction Budget regarding any Property if such modification increases the cost to construct such Property; provided no Construction Budget may be increased unless (a) the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement.

         5.7      Restrictions on Liens.

         On each Property Closing Date, the Construction Agent shall cause each Property acquired by the Lessor on such date to be free and clear of all Liens except those referenced in Sections 6.2(c)(ii) and 6.2(c)(iii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title commitment issued under
Section 5.3(g) with respect to such Property, to the extent such title commitment has been approved by the Bank).

         5.8      Payments.

         All payments of principal, interest, Holder Advances, Holder Yield and other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Bank at the office designated by the Bank from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

         5.9      Joinder Agreement Requirements.

         Each Domestic Subsidiary formed or acquired subsequent to the Initial Closing Date shall become a Guarantor and shall satisfy the following conditions within thirty (30) days after the formation or acquisition of such Domestic
Subsidiary:

                  (a) such Domestic Subsidiary shall execute and deliver to Bank a Joinder Agreement in the form attached hereto as EXHIBIT J;

                  (b) such Domestic Subsidiary shall have delivered to Bank (x) an Officer's Certificate of such Domestic Subsidiary in the form attached hereto as EXHIBIT C, (y) a certificate of the Secretary or an Assistant Secretary of such Domestic Subsidiary in the form attached hereto as EXHIBIT D and (z) good standing certificates (or local equivalent) from the respective states where such Domestic Subsidiary is incorporated or otherwise organized and where the principal place of business of such Domestic Subsidiary is located as to its good standing in each such state;

                  (c) such Domestic Subsidiary shall have delivered to Bank an opinion of counsel (acceptable to Bank) in the form attached hereto as EXHIBIT H; and

                  (d)  Bank  shall   have   received   such   other   documents,
         certificates and information as Bank shall have reasonably requested.

         5.10     Maintenance of the Lessee as a Wholly-Owned Entity.

         From the Initial Closing Date and thereafter until such time as all obligations of all Credit Parties under the Operative Agreements have been satisfied and performed in full, Dollar Tree Stores, Inc. shall retain the Lessee as a Wholly-Owned Entity.

         5.11 Unilateral Right to Increase the Holder Commitments and the Lender Commitments.

         Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by any Credit Party), the Bank, in its sole discretion, may unilaterally elect to increase its Holder Commitment and its Lender Commitment in order to fund amounts due and owing pursuant to Sections 7.1 and 11.5.


                   SECTION 6. REPRESENTATIONS AND WARRANTIES.

         6.1      Representations and Warranties of the Borrower.

         Effective as of the Initial Closing Date and the date of each Advance, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants (in addition to any representations or warranties made in any Officer's or Secretary's Certificate delivered pursuant hereto, which representations and warranties are incorporated herein by reference) to each of the other parties hereto that the execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Bank) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers.

         6.2      Representations and Warranties of Each Credit Party.

         Effective as of the Initial Closing Date, the date of each Advance, the date each Domestic Subsidiary delivers a Joinder Agreement and the Rent Commencement Date, each Credit Party represents and warrants to each of the other parties hereto that:

                  (a) The Lessee has delivered to the Bank the financial statements and other reports referred to in Section 7.4 of the Lessee Credit Agreement;

                  (b) The execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate powers of each Credit Party, have been duly authorized by all necessary corporate action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of their Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of any Credit Party or any of their
         Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of their Subsidiaries or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative
         Agreements) on any asset of any Credit Party or any of their Subsidiaries;

         (c) (i) This Agreement and the other applicable Operative Agreements, executed prior to and as of such date by each Credit Party, constitute the legal, valid and binding obligation of such Credit
         Party, as applicable, enforceable against such Credit Party, in accordance with their terms. Each Credit Party has executed the various Operative Agreements required to be executed by such Credit Party as of such date;

                  (ii) The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Bank, and such security interests and

         Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under
         Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Bank. Upon recordation of the Mortgage Instrument in the real estate recording office identified by the Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, the leasehold estate under such Ground Lease) in favor of the Bank. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices identified by the Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Bank; and

                  (iii) The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under
         Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Bank. Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, the leasehold estate under such Ground Lease) in favor of the Bank. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices identified by the Construction Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Bank;

                  (d) There are no material actions, suits or proceedings pending or, to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or any Credit
         Party's interest therein or (ii) question the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party; provided, for purposes of disclosure, each Credit Party has described the litigation set forth on Exhibit K;

                  (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with
         (i) the execution,  delivery or performance of any Operative Agreement,
         (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) any Advance, in each case, except those which have been obtained and are in full force and effect;

                  (f) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

                  (g) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Advance or Loan for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Section 7.1 of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

                  (h) All information heretofore or contemporaneously herewith furnished by the Credit Parties or their Subsidiaries to the Bank or the Owner Trustee for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of the Credit Parties or their Subsidiaries to the Bank or the Owner Trustee pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

                  (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 500 Volvo Parkway, Chesapeake, Virginia 23320 and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in EXHIBIT L;

                  (j) The representations and warranties of each Credit Party set forth in any of the Operative Agreements (including the Incorporated Representations and Warranties) are true and correct in all material respects on and as of each such date as if made on and as of such date. Each Credit Party is in all material respects in compliance with its obligations under the Operative Agreements and there exists no Default or Event of

         Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the date of each Advance; and

                  (k) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended

                              SECTION 6B. GUARANTY

         6B.1     Guaranty of Payment and Performance.

         Subject to Section 6B.7, each Guarantor hereby, jointly and severally, unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the obligations of the Guarantors under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements. This Section 6B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

         6B.2     Obligations Unconditional.

         Each Guarantor agrees that the obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 6B.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the

Company Obligations or otherwise and each Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the Construction Agent or any other Guarantor of the Company Obligations for amounts paid under this Section 6B until such time as the Loans, Holder Advances, accrued but unpaid interest, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full. Without limiting the generality of the waiver provisions of this Section 6B, each Guarantor hereby waives any rights to require the Financing Parties to proceed against the Construction Agent, the Lessee or any co-guarantor or to require Lessor to pursue any other remedy or enforce any other right, including without limitation, any and all rights under N.C. Gen. Stat. ss. 26-7 through 26-9. Each Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither any Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent or the Lessee or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 6B or acceptance of this
Section 6B. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B. All dealings between the Construction Agent, the Lessee and any of the Guarantors, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

         6B.3     Modifications.

         Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         6B.4     Waiver of Rights.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by Bank pursuant to the terms of the Operative Agreements;
(b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) each Guarantor's payments hereunder shall be due five (5) Business Days after written demand by the Bank for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantors' payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Company Obligations shall not be enforceable against a Guarantor unless such Guarantor executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

         6B.5     Reinstatement.

         The obligations of the Guarantors under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         6B.6     Remedies.

         The Guarantors agree that, as between the Guarantors, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors in accordance with the applicable provisions of the Operative Agreements.

         6B.7     Limitation of Guaranty.

         Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

         Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

         6B.8     Payment of Amounts to Bank.

         Each Financing Party hereby instructs each Guarantor, and each Guarantor hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to Bank (excluding Excepted Payments which shall be payable to each other Person as appropriate) or as Bank may direct from time to time for allocation in accordance with Section 8.7 hereof.

                     SECTION 7. PAYMENT OF CERTAIN EXPENSES.

         7.1      Transaction Expenses.

                  (a) Assuming no Default or Event of Default shall have occurred and be continuing, the Lessor agrees to pay, or cause to be paid, all Transaction Expenses; provided, however, the Lessor shall pay such amounts described in this Section 7.1(a) only if (i) such amounts are properly described in a Requisition delivered in accordance with the Operative Agreements, and (ii) funds are made available by the Bank in connection with such Requisition in an amount sufficient to allow such payment.

                  (b) [Intentionally Left Blank].

                  (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

         7.2      Brokers Fees.

         The Lessor agrees to pay or cause to be paid any and all brokers' fees, if any, including without limitation any interest and penalties thereon, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements; provided, however, the Lessor shall pay such amounts described in this Section 7.2 only if (i) such amounts are properly described in a Requisition delivered in accordance with the Operative Agreements, and (ii) funds are made available by the Bank in connection with such Requisition in an amount sufficient to allow such payment.

         7.3      Certain Fees and Expenses.

         The Lessor agrees to pay or cause to be paid (a) the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, (b) all reasonable costs and expenses incurred by the Credit Parties, the Bank or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative
Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, the Bank or the Lessor, (c) all reasonable costs and expenses incurred by any Credit Party, the Bank or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Construction Agent, the Lessee or any third party and (d) all reasonable costs and expenses incurred by the Credit Parties, the Bank or the Lessor in connection with any transfer or conveyance of any Property, whether or not such transfer or conveyance is ultimately accomplished; provided, however, the Lessor shall pay such amounts described in this Section 7.3 only if (i) such amounts are properly described in a Requisition delivered in accordance with the Operative Agreements, and (ii) funds are made available by the Bank in connection with such Requisition in an amount sufficient to allow such payment.

                   SECTION 8. OTHER COVENANTS AND AGREEMENTS.

         8.1 Cooperation with the Construction Agent or the Lessee.

         The Bank and the Lessor (at the direction of the Bank) shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Bank and the Lessor (at the direction of the Bank) in its reasonable discretion, cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

         8.2      Covenants of the Owner Trustee and the Bank.

         Each of the Owner Trustee and the Bank hereby agrees that so long as this Agreement is in effect:

                  (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor the Bank will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the Bank shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

                  (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Bank's rights under the Trust Agreement to remove the institution acting as the Owner Trustee, each of the Owner Trustee and the Bank hereby agrees with the Lessee (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

                  (c) The Owner Trustee or any successor may resign or be removed by the Bank as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

                  (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

                  (e) The Bank will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

                  (f) Neither the Bank nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither the Bank nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                  (g) The Owner Trustee shall give prompt notice to the Lessee and the Bank if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name; and

                  (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Bank.

         8.3      Credit Party Covenants, Consent and Acknowledgment.

                  (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Bank. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative

         Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

                  (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to any other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Bank (excluding Excepted Payments which shall be payable to any other Person as appropriate) or as the Bank may direct from time to time for allocation in accordance with Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Bank and
         (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also be delivered at the same time to the Bank.

                  (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

                  (d) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Bank or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and the other Credit Parties.

                  (e) At any time the Lessor or the Bank is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Bank (on behalf of the Lessor).

                  (f) The Lessee hereby covenants and agrees that Advances for items other than Land and Improvements respecting any individual parcel of Property shall at no time constitute in excess of ten percent (10%) of the aggregate Advances respecting such parcel of Property funded at such time under the Operative Agreements.

                  (g) The Lessee hereby covenants and agrees that it shall give prompt notice to the Bank if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 500 Volvo Parkway, Chesapeake, Virginia 23320 or if it shall change its name.

                  (h) Each Credit Party shall promptly notify the Bank, or cause the Bank to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Bank within ten (10) days of when such Credit Party gains such knowledge.

                  (i) Lessee shall take all action that Lessee deems necessary to assure that Lessee's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000.

                  (j) Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of each Ground Lease, if any.

                  (k) Until all the obligations of the Credit Parties under the Operative Agreements have been finally and indefeasibly paid and satisfied in full, the Commitments and the Holder Commitments terminated and the Term has expired or been earlier terminated, the Lessee will furnish or cause to be furnished to Bank at the address set forth or referenced in Section 12.2 of this Agreement, or such other office as may be designated by Bank from time to time: (i) not later than forty-five (45) days after the end of each fiscal quarter, a certificate duly signed by the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of DTS setting forth the ratio of Consolidated Funded Debt to Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with such quarter-end and setting forth the computations employed in calculating the ratio (the "Margin Certificate") and (ii) at each time financial statements are delivered or to be delivered pursuant to
         Section 8.3(m) hereof or Section 28.1 of the Lease, a compliance certificate duly executed by the president, treasurer, chief financial offer or controller of DTS substantially in the form of Exhibit M attached hereto (the "Officer's Compliance Certificate").

                  (l) Each Credit Party hereby covenants and agrees to cause each Domestic Subsidiary formed or acquired after the Initial Closing Date to execute a Joinder Agreement and to observe the terms of Sections 5.9(a)-(d) of this Agreement, all within thirty (30) days of the formation or acquisition of such Domestic Subsidiary.

                  (m) The Lessee hereby covenants and agrees to provide (i) no later than one hundred twenty (120) days after the fiscal year end of DTS, the consolidated, audited and unqualified financial statements of DTS, as prepared in accordance with GAAP by an independent certified public accountant acceptable to the Bank and (ii) no later than 45 days after the end of each fiscal quarter of DTS, quarterly management-prepared consolidated financial statements of DTS, including a balance sheet, a profit and loss statement and a statement of changes in cash flow.

         8.4      Allocation of Certain Payments.

         Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by the Lessee to the Lessor under the Lease or any of the other Operative Agreements shall be made by the Lessee directly to the Bank as more particularly provided in Section 8.3 hereof. The Lessor, the Bank and the Lessee acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

         8.5      Grant of Easements, etc.

         The Bank hereby agrees that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Bank, which consent the Bank will not withhold or delay unreasonably), in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property,
(iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this Section 8.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

         8.6      Appointment by the Bank and the Owner Trustee.

         The Bank is appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Bank, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Bank shall determine in its reasonable discretion from time to time. The Bank hereby accepts such appointments. Further, the Bank shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Bank under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this
Section 8.6.

         8.7      Collection and Allocation of Payments and Other Amounts.

                  (a) Each Credit Party has agreed pursuant to Section 5.8 and otherwise in accordance with the terms of this Agreement to pay to (i) the Bank any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted Payments.

                  (b) Payments and other amounts received by the Bank from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated by the Bank first, to the payment of interest on the Loans and thereafter the principal of the Loans which is due and payable on such date; second, to the payment of accrued Holder Yield with respect to the Holder Advances and thereafter the portion of the Holder Advances which is due on such date; and third, if no Default or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate.

                  (c) Upon the termination of the Commitments and the payment in full of the Loans and all other amounts owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all amounts owing to the Holder and the Owner Trustee under the Trust Agreement, any moneys remaining with the Bank shall be returned to the Lessee or such other Person or Persons as the Lessee may designate. In the event of an Acceleration it is agreed that, prior to the application and allocation of amounts received by the Bank in the order described in Section 8.7(b) above, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Bank in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Bank of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Bank under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

         8.8      Release of Properties, etc.

         If the Lessee shall at any time purchase any Property pursuant to the Lease, or the Construction Agent shall purchase any Property pursuant to the Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans, Holder Advances and all other amounts owing to the Bank under the Operative Agreements, the Bank shall release such Properties from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement, the Bank shall release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Owner Trustee following any such release, the Bank shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

         9.1    The Construction Agents and the Lessees Credit Agreement Rights.

         Notwithstanding anything to the contrary contained in the Credit Agreement, the Bank, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                  (a) the right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

                  (b) the right to terminate or reduce the Commitments pursuant to Section 2.5(a) of the Credit Agreement;

                  (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

                  (d) the right to receive any notice and any certificate, in each case issued pursuant to Section 2.11(a) of the Credit Agreement;

                  (e) the right to consent to any assignment by the Bank to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

         9.2     The Construction Agents and the Lessees Trust Agreement Rights.

         Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Bank hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                  (a) the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

                  (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement;

                  (c) the right to exercise  the removal  options  contained  in
         Section 9.1 of the Trust Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner Trustee by the Holder pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

                        SECTION 10. TRANSFER OF INTEREST.

         10.1     Restrictions on Transfer.

         The Bank may assign or transfer all of its interest hereunder and under the other Operative Agreements in accordance with Section 9.8 of the Credit Agreement. The Bank may, directly or indirectly, assign, convey or otherwise transfer all of its right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Bank (which consent may be withheld by the Bank in its sole discretion) and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Bank and the Lessor.

         10.2     Effect of Transfer.

         From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee or the Bank as above provided, any such transferee shall assume the obligations of the Owner Trustee or the Bank, as the case may be. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.

                          SECTION 11. INDEMNIFICATION.

         11.1     General Indemnity.

         Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use,
occupancy,  operation,   maintenance,   repair,  modification,   transportation,
condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider;
(c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property. The Indemnity Provider shall be permitted to contest or respond to any Claim subject to this Section 11.1 with the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld or delayed.

         11.2     General Tax Indemnity.

                  (a) The Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

                  (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by Section 11.2(a):

                           (i) Taxes  (other  than Taxes that are, or are in the
                  nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on an Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are based on or measured by the net income

                  (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                           (ii) Taxes  (other than Taxes that are, or are in the
                  nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided that such Taxes shall not be excluded under this subparagraph (ii) to the extent such Taxes would have been imposed had the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes been the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes; provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                           (iii) any Tax to the  extent it  relates  to any act,
                  event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale); and

                           (iv) any Taxes  which are  imposed on an  Indemnified
                  Person as a result of the gross negligence or willful misconduct of such Indemnified Person, but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

                  (c) Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                  (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified
         Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligation of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall,upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

                  (e) As between the Indemnity Provider on one hand, and the Bank on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless the Bank (without duplication of any indemnification required by subsection
         (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreement (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) and, if the Bank receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of the Bank.

                  If the Bank or any of its Affiliates files a consolidated tax return (or equivalent) and subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), the Bank will pay to the Indemnity Provider such part of that benefit as in the opinion of the Bank will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) the Bank will be the sole judge of the amount of any such benefit and of the date on which it is received,
         (ii) the Bank will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) the Bank will not be obliged to disclose to the Borrower any information regarding its tax affairs or tax computations. For the purposes of this Section 11.2(e), "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

                  (f) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the Indemnity Provider shall be permitted to contest such Claim with the written consent of the Indemnified Person, which consent shall not be unreasonably withheld or delayed; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

                  11.3     Increased Costs, Illegality, etc.

                  (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Lessee by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If the Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and that the amount of such capital is increased by or based upon the existence of the Bank's commitment to make Advances and other commitments of this type or upon the Advances, then, upon demand by the Bank, the Lessee shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank or such corporation in the light of such circumstances, to the extent that the Bank reasonably determines such increase in capital to be allocable to the existence of the Bank's commitment to make such Advances. A certificate as to such amounts submitted to the Lessee by the Bank shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Without limiting the effect of the foregoing, the Lessee shall pay to the Bank on the last day of the Interest Period therefor so long as such it is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by the Bank) equal to the product of the following for each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for each day during such Interest Period:

                           (i) the principal amount of such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, outstanding on such day; and

                           (ii) the remainder of (x) a fraction the numerator of
                  which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for such Interest Period as provided in the Credit Agreement or the Trust Agreement, as the case may be (less the Applicable Percentage), and the denominator of which is one (1) minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Financing Party on such day minus (y) such numerator; and

                           (iii) 1/360.

                  (d) Without affecting its rights under Sections 11.3(a), 11.3(b) or 11.3(c) or any other provision of any Operative Agreement, the Bank agrees that if there is any increase in any cost to or reduction in any amount receivable by the Bank with respect to which the Lessee would be obligated to compensate the Bank pursuant to Sections 11.3(a) or 11.3(b), the Bank shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by the Bank; provided, however, that the Bank shall not be obligated to select an alternative office for Advances if the Bank determines that
         (i) as a result of such selection such the Bank would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of the Bank.

                  (e) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(d), the Lessee shall not have any obligation to pay to the Bank amounts owing under such Sections for any period which is more than one (1) year prior to the date upon which the request for payment therefor is delivered to the Lessee.

                  (f) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Bank to perform its obligations hereunder to make or maintain Eurodollar Loans or Eurodollar Holder Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of the Bank to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the case may be, shall be suspended until the Agent shall notify the Lessee that the Bank has determined that the circumstances causing such suspension no longer exist.

         11.4     Funding/Contribution Indemnity.

         Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement, as the case may be, the Lessee agrees to indemnify the Bank and to hold the Bank harmless from any loss or reasonable expense which such Financing Party may sustain or incur as a consequence of (a) any default in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary payment of Eurodollar Loans or Eurodollar Holder Advances, as the case may be, on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (x) the amount of interest or Holder Yield, as the case may be, which would have accrued on the amount so paid, or not so borrowed, accepted, converted or continued for the period from the date of such payment or of such failure to borrow, accept, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate plus the Applicable Percentage for such Loan or Holder Advance, as the case may be, for such Interest Period over (y) the amount of interest (as determined by the Bank in its reasonable discretion) which would have accrued to the Bank on such amount by (i) (in the case of Loans) reemploying such funds in loans of the same type and amount during the period from the date of payment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (ii) (in the case of Holder Advances) placing such amount on deposit for a comparable period with leading banks in the relevant interest rate market. This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

         11.5     Additional Provisions Regarding Indemnification.

         Notwithstanding the provisions of Sections 11.1, 11.2 and 11.4, the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.4 with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable. After the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.4.

         To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.5, the Owner Trustee shall provide such indemnities in favor of each Indemnified Person in accordance with the provisions of this Section 11.5. Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof.

         The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions. Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.

         THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS SECTION 11.5 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.


                           SECTION 12. MISCELLANEOUS.

         12.1     Survival of Agreements.

         The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property or any interest of the Bank in the Trust Estate, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

         12.2     Notices.

         All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

                  If to the Construction Agent or the Lessee, to such entity at the following address:

                           Dollar Tree Distribution, Inc.
                           500 Volvo Parkway
                           Chesapeake, VA  23320
                           Attention:  Frederick C. Coble
                           Telephone:       (757) 321-5000
                           Telecopy:        (757) 321-5111

                  If to any Guarantor, to such entity in care of Frederick C. Coble at the following address:

                           Dollar Tree Stores, Inc.
                           500 Volvo Parkway
                           Chesapeake, VA  23320
                           Attention:  Frederick C. Coble
                           Telephone:       (757) 321-5000
                           Telecopy:        (757) 321-5111

                  If to the Owner Trustee, to it at the following address:

                           First Security Bank, National Association
                           79 South Main Street
                           Salt Lake City, Utah 84111
                           Attention:    Val T. Orton,
                                         Vice President
                           Telephone:    (801) 246-5300
                           Telecopy:     (801) 246-5053

                  If to the Bank, to it at the following address:

                           First Union National Bank
                           c/o First Union Capital Markets Group
                           DC 6
                           301 South College Street
                           Charlotte, North Carolina  28288-0166
                           Attention:  Christy Lee Foster,
                           Capital Markets Services
                           Telephone:    (704) 383-5398
                           Telecopy:     (704) 383-7989

                  From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.

         12.3     Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

         12.4   Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.

         Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Bank, the Owner Trustee and each Credit Party (to the extent such Credit Party is a party to such Basic Document); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Bank shall not amend, supplement, waive or modify any provision of any Basic Document in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party. Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and the Bank.

         12.5     Headings, etc.

         The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         12.6     Parties in Interest.

         Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

         12.7 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE; ARBITRATION.

                  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of NORTH CAROLINA located in MECKLENBURG County or of the United States for the WESTERN District of NORTH CAROLINA, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The parties shall serve process in accordance with applicable laws. Nothing herein shall affect the right of any party to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

                  (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY DISPUTE OR THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (d) Notwithstanding the provisions of Section 12.7(a) or of any other Operative Agreement to the contrary, upon demand of any party to this Agreement and/or any other Operative Agreement, upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to the Operative Agreements between or among the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act; provided, that any demand for arbitration pursuant to this Section 12.7 shall be made no later than 30 days after service of process in any legal action or proceeding brought pursuant to Section 12.7(a). Disputes may include without limitation tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

         All arbitration hearings shall be conducted in the city in which the office of the Bank (referenced pursuant to Section 12.2 of this Agreement) is located. A hearing shall begin within ninety (90) days of demand for arbitration and all hearings shall be concluded within one hundred and twenty (120) days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of sixty (60) days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable federal or state substantive law except as provided herein.

         Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceedings; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

         Each party to this Agreement agrees that it shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waives any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.


         12.8     Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12.9     Liability Limited.

                  (a) The Bank, the Credit Parties and the Owner Trustee each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section 6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

                  (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Bank agrees that, in the event any remedies under any Operative Agreement are pursued, the Bank shall have no recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding

         Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i)constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Bank, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Agency Agreement held by the Lessor or (C) except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Bank; or (iv) affect or in any way limit the Bank's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Bank under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Bank's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

         12.10    Rights of the Credit Parties.

         If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents and the other Operative Agreements and
(ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to
(a) terminate the Lease and guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and
Section 6B pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

         12.11    Further Assurances.

         The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as reasonably required in connection therewith.

         12.12    Calculations under Operative Agreements.

         The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Bank and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

         12.13    [Intentionally Left Blank].

         12.14    Financial Reporting/Tax Characterization.

         Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENT
AND LESSEE:
                                     DOLLAR TREE DISTRIBUTION, INC.,
                                     a Virginia corporation, as the Construction
                                     Agent and the Lessee


                                     By:/s/ Frederick C. Coble
                                     Name: Frederick C. Coble
                                     Title: Sr. V.P.


GUARANTORS:
                                     DOLLAR TREE STORES, INC.,
                                     a Virginia corporation


                                     By: /s/ Frederick C. Coble
                                     Name: Frederick C. Coble
                                     Title: Sr. V.P.


                                     DOLLAR TREE MANAGEMENT, INC.,
                                     a Virginia corporation


                                     By: /s/ Frederick C. Coble
                                     Name: Frederick C. Coble
                                     Title: Sr. V.P.


                       [Signatures continued on next page]

OWNER TRUSTEE AND
LESSOR:
                                     FIRST     SECURITY    BANK,
                                     NATIONAL  ASSOCIATION,  not
                                     individually,   except   as
                                     expressly   stated  herein,
                                     but  solely  as  the  Owner
                                     Trustee   under   the  DTSD
                                     Realty Trust 1991-1


                                     By: /s/ Val T. Orton
                                     Name: Val T. Orton
                                     Title: Vice President


                       [Signatures continued on next page]

BANK:
                                     FIRST UNION NATIONAL BANK, a national
                                     banking association, as Lender and Holder


                                     By: /s/ Eileen McCrickard
                                     Name: Eileen McCrickard
                                     Title: Vice President



                                [Signatures end]

                                    EXHIBIT A


                                REQUISITION FORM
   (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

         DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Company") hereby certifies as true and correct and delivers the following Requisition to FIRST UNION NATIONAL BANK, as lender and holder ("Bank"):

         Reference is made herein to that certain Participation Agreement dated as of June 2, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, the various parties thereto from time to time, as the guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee and the Bank. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement.

Check one:

         ____ INITIAL CLOSING DATE: _________________
         (three (3) Business Days prior notice required for Advance)

         ____ PROPERTY CLOSING DATE: _________________
         (three (3) Business Days prior notice required for Advance)

         ____ CONSTRUCTION ADVANCE DATE: _____________
         (three (3) Business Days prior notice required for Advance)

   1.  Transaction  Expenses and other fees,  expenses and  disbursements  under
   Section 7 of the Participation Agreement and any and all other amounts contemplated to be financed under the participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like (with supporting invoices or closing statement attached):

   Party to Whom Amount Owed
   Amount is Owed (in U.S. Dollars)

   -------------    ------------
   -------------    ------------
   -------------    ------------
   -------------    ------------
   -------------    ------------

   2. Description of Land (which shall be a legal description of the Land in connection with an Advance to pay Property Acquisition Costs): See attached
   Schedule 1

   3.  Description of Improvements:  See attached Schedule 2

   4.  Description of Equipment:  See attached Schedule 3

   5.  Description of Work:  See attached Schedule 4

   6. Aggregate Loans and Holder Advances requested since the Initial Closing Date with respect to each Property for which Advances are requested under this Requisition (listed on a Property by Property basis), including without limitation all amounts requested under this Requisition: [identify on a Property by Property basis]

                  $______________                              [Property]

         In connection with this Requisition, the Company hereby requests that the Bank make Loans to the Lessor in the amount of $______________ and that the Bank make Holder Advances to the Lessor in the amount of $________________. The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Commitments plus the Available Holder Commitments and (ii) each of the provisions of the Participation Agreement applicable to the Loans and Holder Advances requested hereunder have been complied with as of the date of this Requisition.

         The Company requests the Loans be allocated as follows:

                  $______________                    ABR Loans

                  $______________                    Eurodollar Loans

         The Company requests the Holder Advances be allocated as follows:

                  $______________                    ABR Holder Advances

                  $______________                    Eurodollar Holder Advances

         The Company has caused this Requisition to the executed by its duly authorized officer as of this _____ day of __________, ______.


                                     DOLLAR TREE DISTRIBUTION, INC.


                                     By:
                                     Name:
                                     Title:

                                   Schedule 1

                               Description of Land
                     (Legal Description and Street Address)

                                   Schedule 2

                           Description of Improvements

                                   Schedule 3

                            Description of Equipment
                               General Description

                                   Schedule 4

                                      Work
               Work Performed for which the Advance is requested:

                                    EXHIBIT B


                    [Outside Counsel Opinion for the Lessee]
                       (Pursuant to Section 5.3(j) of the
                            Participation Agreement)


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re: Synthetic Lease Financing Provided in favor of Dollar Tree Distribution, Inc.

Dear Sirs:

We have acted as special counsel to Dollar Tree Distribution, Inc., a Virginia corporation (the "Lessee") and the various parties thereto from time to time, as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"; individually, Lessee and each Guarantor may be referred to herein as a "Credit Party" or collectively, as the "Credit Parties"), in connection with certain transactions contemplated by the Participation Agreement dated as of June 2, 1999 (the "Participation Agreement"), among the Lessee, First Security Bank, National Association, as the Owner Trustee (the "Owner Trustee"), and First Union National Bank, as lender and holder ("First Union" or "Bank"). This opinion is delivered pursuant to Section 5.3(j) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of [identify the applicable Operative Agreements, including each Mortgage Instrument, related UCC fixture filings, Additional UCCs (hereinafter defined), Deeds and Memoranda of Lease] and such other corporate documents and records of the Credit Parties, certificates of public officials and representatives of the Credit Parties as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion. With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) the due authorization, execution and delivery of the Operative Agreements by the parties thereto; (iii) the genuineness of all signatures, the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) that all parties have all requisite corporate power and authority to execute, deliver and perform the Operative Agreements; and (v) except as to the Credit Parties, the enforceability of the Mortgage Instrument, the Memorandum of Lease and the UCC financing statements against all parties thereto.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

         (a) The Mortgage Instrument and Memorandum of Lease are enforceable in accordance with their respective terms, except as limited by laws generally affecting the enforcement of creditors' rights, which laws will not materially prevent the realization of the benefits intended by such documents.

         (b) Each form of Mortgage Instrument and UCC fixture filing relating thereto, attached hereto as Schedules 1 and 2, respectively, is in proper form for filing and recording with the offices of [identify the recording offices of the respective county clerks where the Properties are to be located]. Upon filing of each Mortgage Instrument and UCC fixture filing in [identify the recording offices of the respective county clerks where the Properties are to be located], Bank will have a valid, perfected lien and security interest in that portion of the Collateral described in such Mortgage Instrument or UCC fixture filing to the extent such Collateral is comprised of real property and/or fixtures.

         (c) The forms of UCC financing statements relating to the Security Documents, attached hereto as Schedule 3 (the "Additional UCCs"), are in proper form for filing and recording with the offices of [identify (i) the recording offices of the respective county clerks where the Properties are to be located and (ii) the Secretary of State where the Properties are to be located]. Upon filing of the Additional UCCs in [identify (i) the recording offices of the respective county clerks where the Properties are to be located and (ii) the Secretary of State where the Properties are to be located], Bank will have a valid, perfected lien and security interest in that portion of the Collateral which can be perfected by filing UCC-1 financing statements under Article 9 of the UCC.

         (d) Each form of Deed and Memorandum of Lease is in appropriate form for filing and recording with the [identify the recording offices of the respective county clerks for the counties where the Properties are to be located].

         (e) Each Memorandum of Lease, when filed and recorded with the [identify the recording offices of the respective county clerks for the counties where the Properties are to be located], will have been filed and recorded in all public offices in the State of [__________] in which filing or recording is necessary to provide constructive notice of the Lease to third Persons and to establish of record the interest of the Lessor thereunder as to the Properties described in each such Memorandum of Lease.

         (f) Title to the Properties located in the State of [___________] may be held in the name of the Owner Trustee as follows: First Security Bank, National Association, not individually, but solely as the Owner Trustee under the DTSD Realty Trust 1999-1.

         (g) The execution and delivery by First Security Bank, National Association, individually or as the Owner Trustee, as the case may be, of the Operative Agreements to which it is a party and compliance by First Security Bank, National Association, individually or as the Owner Trustee, with all of the provisions thereof do not and will not contravene any law, rule or regulation of [identify the state].

         (h) By reason of their participation in the transaction contemplated under the Operative Agreements, neither Bank nor the Owner Trustee has to (a) qualify as a foreign corporation in [identify the state], (b) file any application or any designation for service of process in [identify the state] or
(c) pay any franchise, income, sales, excise, stamp or other taxes of any kind to [identify the state].

         (i) The provisions in the Operative Agreements concerning Rent, interest, fees, prepayment premiums and other similar charges do not violate the usury laws or other similar laws regulating the use or forbearance of money of [identify the state].

         (j) If the transactions contemplated by the Operative Agreements are characterized as a lease transaction by a court of competent jurisdiction, the Lease and the applicable Lease Supplement shall demise to the Lessee a valid leasehold interest in the Properties described in such Lease Supplement.

         (k) If the transactions contemplated by the Operative Agreements are characterized as a loan transaction by a court of competent jurisdiction, the combination of the Mortgage Instruments, the Deeds, the Lease and the applicable Lease Supplements (and the other Operative Agreements incorporated therein by reference) are sufficient to create a valid, perfected lien or security interest in the Properties therein described, enforceable as a mortgage in [identify the state].

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein. This opinion is based on and is limited to the laws of the State of [___________] and the federal laws of the United States of America. Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, Bank and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed herein are as of the date hereof and we make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                             Very truly yours,


                           [LESSEE'S OUTSIDE COUNSEL]

                                Distribution List



First Union National Bank, as Lender and Holder

Dollar Tree Distribution, Inc., as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the DTSD Real Estate Trust 19991-1

                                   Schedule 1

                           Form of Mortgage Instrument

                                   Schedule 2

                          Forms of UCC Fixture Filings

                                   Schedule 3

                        Forms of UCC Financing Statements

                                    EXHIBIT C


                         DOLLAR TREE DISTRIBUTION, INC.

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(w) of the Participation Agreement)

         DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Company"), DOES HEREBY CERTIFY as follows:

         1. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct in every material respect on and as of the date hereof.

         2. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

         3. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it.

         4. Each Credit Party has duly performed and complied with all covenants, agreements and conditions contained in the
                  Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

         Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the
Participation Agreement dated as of June 2, 1999 among the Company, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee and First Union National Bank, as lender and holder ("Bank").

         IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.


                                     DOLLAR TREE DISTRIBUTION, INC.


                                     By:
                                     Name:
                                     Title:

                                    EXHIBIT D

                             [NAME OF CREDIT PARTY]


                             SECRETARY'S CERTIFICATE
           (Pursuant to Section 5.3(x) of the Participation Agreement)

         [NAME OF CREDIT PARTY], a ________________ corporation (the "Company") DOES HEREBY CERTIFY as follows:

         1. Attached hereto as Schedule 1 is a true, correct and complete copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         2. Attached hereto as Schedule 2 is a true, correct and complete copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of ___________. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         3. Attached hereto as Schedule 3 is a true, correct and complete copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

              Name                    Office                    Signature

       -------------------   -----------------------   -------------------------

       -------------------   -----------------------   -------------------------

IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                     [NAME OF CREDIT PARTY]

                                     By:
                                     Name:
                                     Title:

                                   Schedule 1

                                Board Resolutions

                                   Schedule 2

                            Articles of Incorporation

                                   Schedule 3

                                     Bylaws

                                    EXHIBIT E


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(z) of the Participation Agreement)

         FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the DTSD Realty Trust 1999-1 (the "Owner Trustee"), DOES HEREBY CERTIFY as follows:

         1. Each and every representation and warranty of the Owner Trustee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

         2. Each Operative Agreement to which the Owner Trustee is a party is in full force and effect with respect to it.

         3. The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the
                  Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of June 2, 1999 among Dollar Tree Distribution, Inc., as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), the Owner Trustee, and First Union National Bank, as lender and holder ("Bank").

IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                     FIRST     SECURITY    BANK,
                                     NATIONAL  ASSOCIATION,  not
                                     individually,   except   as
                                     expressly   stated  herein,
                                     but  solely  as  the  Owner
                                     Trustee   under   the  DTSD
                                     Realty Trust 1999-1

                                     By:
                                     Name:
                                     Title:

                                    EXHIBIT F


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(aa) of the Participation Agreement)

                       CERTIFICATE OF ASSISTANT SECRETARY


         I,   ______________________,   duly  elected  and  qualified  Assistant
Secretary of the Board of Directors of First Security Bank, National Association (the "Association"), hereby certify as follows:

         1. The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto the following is noted:

         A. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

         B. On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a National Banking Association under the laws of the United States and under Charter No. 2597;

         C. On October 2, 1922, in connection with a consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden"; on January 19,1926, the title was changed to "First National Bank of Ogden"; on February 24, 1934, the title was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the title was changed to "First Security Bank, National Association"; and

         D. First Security Bank, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a National Banking Association.

         2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Schedule A and incorporated herein by reference. Said Articles were last amended October 20, 1975, as required by law on notice at a duly called special meeting of the shareholders of the Association.

         3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Schedule B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

         4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

         5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

         (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.

         (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility. . . .

         6. A Resolution relating to Exercise of Fiduciary Powers was adopted by the Board of Directors at a meeting held July 26, 1994 at which time there was a quorum present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule C and incorporated herein by reference.

         7. A Resolution relating to the Designation of Officers and Employees to Exercise Fiduciary Powers was adopted by the Trust Policy Committee at a meeting held February 7, 1996 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule D and is incorporated herein by reference.

         8. Attached hereto as Schedule E and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers subject to the resolutions in Paragraphs 6 and 7, above.

         9. The principal office of the First Security Bank, National Association, Trust Group and of its departments, except for the St. George, Utah, Ogden, Utah, and Provo, Utah, branch offices, is located at 79 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are located at such principal office of the Trust Group or in storage facilities within Salt Lake County, Utah, except for those of the Ogden, Utah, St. George, Utah, and Provo, Utah, branch offices, which are located at said office.

         10. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this __________ day of ___________________, ______.



(SEAL)


                                     ----------------------------------------
                                     R. James Steenblik
                                     Senior Vice President
                                     Assistant Secretary

                                   Schedule A


                             Articles of Association

                                   Schedule B


                                     Bylaws

                                   Schedule C


                             Resolution Relating to
                          Exercise of Fiduciary Powers

                                   Schedule D

                           Resolution Relating to the
                      Designation of Officers and Employees
                          to Exercise Fiduciary Powers

                                   Schedule E

                       Authorized Signatory or Signatories

                                    EXHIBIT G


                 [Outside Counsel Opinion for the Owner Trustee]
                       (Pursuant to Section 5.3(bb) of the
                            Participation Agreement)

                              -----------, ------


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re:      Trust Agreement dated as of June 2, 1999

Dear Sirs:

         We have acted as special counsel for First Security Bank, National Association, a national banking association, in its individual capacity ("FSB") and in its capacity as trustee (the "Owner Trustee") under the Trust Agreement dated as of June 2, 1999 (the "Trust Agreement") by and among it and First Union National Bank, as holder (the "Holder"), in connection with the execution and delivery by the Owner Trustee of the Operative Agreements to which it is a party. Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of June 2, 1999 (the "Participation Agreement") by and among Dollar Tree Distribution, Inc. (the "Lessee"), the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee and First Union National Bank, as lender and holder (in such capacity, "Bank").

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

         1. FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and each of FSB and the Owner Trustee has under the laws of the State of Utah and federal banking law the power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Agreement to which it is a party.

         2. The Owner Trustee is the duly appointed trustee under the Trust Agreement.

         3. The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSB and, assuming due authorization, execution and delivery by the Holder, is a legal, valid and binding obligation of the Owner Trustee (and to the extent set forth therein, against FSB), enforceable against the Owner Trustee (and to the extent set forth therein, against FSB) in accordance with its terms, and the Trust Agreement creates under the laws of the State of Utah for the Holder the beneficial interest in the Trust Estate it purports to create and is a valid trust under the laws of the State of Utah.

         4. The Operative Agreements to which it is party have been duly authorized, executed and delivered by FSB, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSB, enforceable against FSB in accordance with their respective terms.

         5. The Operative Agreements to which it is party have been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms. The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with its terms and the terms of the Trust Agreement.

         6. The execution and delivery by each of FSB and the Owner Trustee of the Trust Agreement and the Operative Agreements to which it is a party, and compliance by FSB or the Owner Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSB, or as the Owner Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSB or Owner Trustee is a party or by which it or any of its property may be bound or affected.

         7. The execution and delivery of the Operative Agreements by each of FSB and the Owner Trustee and the performance by each of FSB and the Owner Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

         8. Assuming that the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of
Section 671 through 678 of the Internal Revenue Code of 1986, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee or the Bank, as the case may be, of the Operative Agreements or in connection with the acquisition of any Property by the Owner Trustee or in connection with the making by the Holder of its investment in the Trust or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Certificates, or the Notes, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement.

         9. There is no fee, tax or other governmental charge under the laws of the State of Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Certificates, Notes or the beneficial interest in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Utah.

         10. Upon the filing of the financing statement on form UCC-1 in the form attached hereto as Schedule 1 with the Utah Division of Corporation and Commercial Code, the Bank's security interest in the Trust Estate will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Utah (the "Utah UCC").

         Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five (5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed. The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective. Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective. Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

         A. We are attorneys admitted to practice in the State of Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the State of Utah and the federal banking law governing the banking and trust powers of FSB. In addition, without limiting the foregoing we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended, (iii) the Federal Communications Act of 1934, as amended, or (iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that the laws of such state (as to which we express no opinion), are in all material aspects identical to the laws of the State of Utah.

         B. The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Trust Agreement and the other Operative Agreements to which FSB and the Owner Trustee are parties, in accordance with their respective terms, may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         C. As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSB or the Owner Trustee, and is enforceable against each such party in accordance with their respective terms.

         D. We have assumed that all signatures, other than those of the Owner Trustee or FSB, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

         E. We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

         F. We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

         G.  We  have  assumed  that  the   Participation   Agreement   and  the
transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

         H. In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof. We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions the legal analysis, a legal conclusion or any information confirmation herein.

         I. This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, the Bank and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.



                                     Very truly yours,

                                     RAY, QUINNEY & NEBEKER


                                     M. John Ashton

                                   SCHEDULE I

                       [Form of UCC-1 Financing Statement]

                                Distribution List


First Union National Bank, as lender and holder

Dollar Tree Distribution, Inc., as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the DTSD Realty Trust 1999-1

                                    EXHIBIT H


                    [Outside Counsel Opinion for the Lessee]
          (Pursuant to Section 5.3(cc) of the Participation Agreement)


                                                        ---------------,------


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re: Synthetic Lease Financing Provided in favor of Dollar Tree Distribution, Inc.

Dear Sirs:

We have acted as special counsel to Dollar Tree Distribution, Inc., a Virginia corporation (the "Lessee") and the Guarantors (hereinafter defined) in connection with certain transactions contemplated by the Participation Agreement dated as of June 2, 1999 (the "Participation Agreement"), among the Lessee, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee (the "Owner Trustee"), and First Union National Bank, as lender and holder ("Bank"). This opinion is delivered pursuant to Section 5.3(cc) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of the Operative Agreements, and such other corporate, partnership or limited liability company documents and records of the Credit Parties, certificates of public officials and representatives of the Credit Parties as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion. With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) the due authorization, execution and delivery of the Operative Agreements by the parties thereto other than the Credit Parties; (iii) the genuineness of all signatures (other than the signatures of persons signing on behalf of the Credit Parties), the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) that all parties other than the Credit Parties have all requisite corporate power and authority to execute, deliver and perform the Operative Agreements; and (v) the enforceability of the Operative Agreements against all parties thereto other than the Credit Parties and respecting the opinion set forth below in section (i), First Security Bank, National Association, individually or as the Owner Trustee, as the case may be. We have further assumed that the laws of the States of [state of lawyer's admission] and [governing law of Participation Agreement] are substantively identical.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

         (a) Each Credit Party is a [corporation, partnership or limited liability company] duly [incorporated or organized], validly existing and in good standing under the laws of the state of its [incorporation/formation] and has the power and authority to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Agreements to which it is a party. Each Credit Party is duly qualified to do business in all jurisdictions in which its failure to so qualify would materially impair its ability to perform its obligations under the Operative Agreements to which it is a party or its financial position or its business as now and now proposed to be conducted.

         (b) The execution, delivery and performance by each Credit Party of the Operative Agreements to which it is a party have been duly authorized by all necessary [corporate] action on the part of each Credit Party and the Operative Agreements to which each Credit Party is a party have been duly executed and delivered by each Credit Party.

         (c) The Operative Agreements to which each Credit Party is a party constitute valid and binding obligations of each Credit Party enforceable against each Credit Party in accordance with the terms thereof, subject to bankruptcy, insolvency, liquidation, reorganization, fraudulent conveyance, and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         (d) The execution and delivery by each Credit Party of the Operative Agreements to which it is a party and compliance by each Credit Party with all of the provisions thereof do not and will not (i) contravene the provisions of, or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Permitted Liens and Lessor Liens) upon any of its property under, its [Articles of Incorporation By-Laws, operating agreement, partnership agreement or other similar document of formation] or any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which any Credit Party is a party or by which any Credit Party or any property of any Credit Party may be bound or affected, or (ii) contravene any Laws or any order of any Governmental Authority applicable to or binding on any Credit Party.

         (e) No Governmental Action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by any Credit Party of any of the Operative Agreements to which any Credit Party is a party or for the acquisition, ownership, construction and completion of the Properties, except for those which have been obtained.

         (f) Except as set forth on Schedule 1 hereto, there are no actions, suits or proceedings pending or to our knowledge, threatened against any Credit Party in any court or before any

Governmental Authority, that concern the Properties or the interest of any Credit Party therein or that question the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party.

         (g) Neither the nature of the Properties, nor any relationship between any Credit Party and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Operative Agreements to which any Credit Party is a party is such as to require any approval of stockholders of, or approval or consent of any trustee or holders of indebtedness of, any Credit Party, except for such approvals and consents which have been duly obtained and are in full force and effect.

         (h) The Security Documents which have been executed and delivered as of the date of this opinion create, for the benefit of Bank, the security interests in the Collateral described therein which by their terms such Security Documents purport to create. Upon filing of the UCC-1 financing statements (attached hereto as Schedule 2) relating to the Security Documents in the recording offices of (A) the respective county clerk where the principal place of business of the Lessee is located and (B) the Secretary of State where the principal place of business of the Lessee is located, Bank will have a valid, perfected lien and security interest in that portion of the Collateral which can be perfected by the filing of UCC-1 financing statements under Article 9 of the UCC in [identify the state].

         (i)      [Reserved].

         (j) The issuance, sale and delivery of the Notes and the issuance and delivery of the Certificates under the circumstances contemplated by the Participation Agreement do not, under existing law, require registration of the Notes or the Certificates being issued on the date hereof under the Securities Act of 1933, as amended, or the qualification of the Loan Agreement under the Trust Indenture Act of 1939, as amended.

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein. This opinion is based on and is limited to the laws of the States of [__________], and the federal laws of the United States of America. Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, Bank and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed herein are as of the date hereof and we make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                     Very truly yours,

                                     [LESSEE'S OUTSIDE COUNSEL]

                                Distribution List



First Union National Bank, as lender and holder

Dollar Tree Distribution, Inc., as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the DTSD Real Estate Trust 1999-1

                                   Schedule 1

                                  (Litigation)

                                   Schedule 2

                          (UCC-1 Financing Statements)

                                    EXHIBIT I


                         DOLLAR TREE DISTRIBUTION, INC.

                              OFFICER'S CERTIFICATE
            (Pursuant to Section 5.5 of the Participation Agreement)


         DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Company") DOES HEREBY CERTIFY as follows:

1.   The address for the subject Property is ___________________________________
     _____________________________________.

2. The Completion Date for the construction of Improvements at the Property occurred on ______________.

3.   The aggregate Property Cost for the Property was $___________.

4. Attached hereto as Schedule 1 is the detailed, itemized documentation supporting the asserted Property Cost figures.

5. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto (including without limitation the Incorporated Representations and Warranties) are true and correct as of the Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of June 2, 1999 among the Company, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee and First Union National Bank, as lender and holder.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.


                                     DOLLAR TREE DISTRIBUTION, INC.


                                     By:
                                     Name:
                                     Title:

                                   Schedule I

          (Itemized Documentation in Support of Asserted Property Cost)

                                    EXHIBIT J

                                JOINDER AGREEMENT
           (Pursuant to Section 5.9(a) of the Participation Agreement)


         THIS JOINDER AGREEMENT (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement"), dated as of _____________, ______, is by and between ___________________, a ___________ (the "Company"), and FIRST UNION NATIONAL BANK, as lender and holder ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Dollar Tree Distribution, Inc., the various parties thereto from time to time, as the Guarantors, First Security Bank, National Association, as the Owner Trustee under the DTSD Real Estate Trust 1999-1 and Bank.

         The Company is a Domestic Subsidiary, and, consequently, the Credit Parties are required by Section 8.3(n) of the Participation Agreement to cause the Company to become a "Guarantor".

         Accordingly, the Company hereby agrees as follows with Bank:

         1. The Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Company will be deemed to be a party to the Participation Agreement and a "Guarantor" for all purposes of the Participation Agreement and all other Operative Agreements, and shall have all of the obligations of a Guarantor under the Operative Agreements as if the Company had executed the Participation Agreement. The Company hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Operative Agreements. Without limiting the generality of the foregoing terms of this paragraph 1, the Company hereby (i) jointly and severally together with the other Guarantors, guarantees to each Financing Party, as provided in Sections 6B.1 through 6B.8 of the Participation Agreement, the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

         2.  THE  COMPANY  HEREBY  EXPRESSLY  ACKNOWLEDGES  AND  AGREES  TO  THE
PROVISIONS OF SECTION 12.7 OF THE PARTICIPATION AGREEMENT, INCLUDING WITHOUT LIMITATION THOSE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL, VENUE AND ARBITRATION. THIS PROVISION HAS BEEN SPECIFICALLY REVIEWED BY THE COMPANY.

         3. The chief executive office and principal place of business of the Company are located at the location(s) set forth on Schedule 1 attached hereto.

         4. All notices and other communications to be delivered to the Company shall be directed to [___________] at its address set forth in Section 12.2 of the Participation Agreement or such other address as may be specified, in accordance with the terms of the Participation Agreement, by [___________] from time to time.

         5. The Company hereby waives acceptance by the Financing Parties of the guaranty by the Company under Sections 6B.1 through 6B.8 of the Participation Agreement upon the execution of this Agreement by the Company.

         6. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized officers, and Bank has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                     [COMPANY]


                                     By:
                                     Name:
                                     Title:


                                     Acknowledged and accepted:

                                     FIRST UNION NATIONAL BANK,
                                     as lender and holder

                                     By:
                                     Name:
                                     Title:

                                   Schedule 1

                           [Chief Executive Office and
                   Principal Place of Business of the Company]

                                    EXHIBIT K

                       DESCRIPTION OF MATERIAL LITIGATION
            PURSUANT TO SECTION 6.2(d) OF THE PARTICIPATION AGREEMENT

         There are no material actions, suits or proceedings pending or, to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority except as set forth below:

                  In February, 1998, Dollar Tree Stores, Inc., received a report that a customer, Lucy Oritz, had been injured when the clasp on a retractable dog leash broke. The general liability insurance carriers for the Credit Parties (primary and umbrella) have been notified and are expected to cover fully any compensatory damages for which any of the Credit Parties may be liable. Ms. Ortiz has retained an attorney who has indicated she may seek punitive damages. Insurance against punitive damages is generally not available in Florida. Dollar Tree Stores, Inc., emphatically denies any liability for punitive damages and will vigorously defend against any such claim. It is not possible at this time to state whether an unfavorable outcome is either probable or remote, since no suit has been filed.

                  On April 14, 1998, a former retail store employee named Gloria
         J. Mosher filed a lawsuit in federal court in Chicago, Illinois against Dollar Tree Stores, Inc., and one of its store managers, alleging sexual harassment by the store manager, constructive discharge, and intentional infliction of emotional distress. Ms. Mosher is suing for $3,000,000 in compensatory and punitive damages. Ms. Mosher has alleged the bulk of her damages are punitive. Dollar Tree Stores, Inc., emphatically denies Ms. Mosher's claims and is vigorously defending itself in this matter. We are unable to state whether an unfavorable outcome is either probable or remote, as the lawsuit has not reached a stage where such a judgment may be made.

                                    EXHIBIT L

 [States of Incorporation/Formation and Principal Place of Business of Each
                                   Guarantor]
           (Pursuant to Section 6.2(i) of the Participation Agreement)


                                         State of             State of Principal
       Guarantors                 Incorporation/Formation      Place of Business

Dollar Tree Stores, Inc.                 Virginia                      Virginia
Dollar Tree Management, Inc.             Virginia                      Virginia

                                    EXHIBIT M


                        OFFICER'S COMPLIANCE CERTIFICATE
           (Pursuant to Section 8.3(k) of the Participation Agreement)


         The undersigned, on behalf of Dollar Tree Stores, Inc., a Virginia corporation (the "Company"), hereby certifies to First Union National Bank, as lender and holder ("Bank"), under the Participation Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Dollar Tree Distribution, Inc., in its capacity as the Lessee and as the Construction Agent, the various parties thereto from time to time, as the Guarantors, First Security Bank, National Association, as the Owner Trustee and Bank, as follows:

         1. This Certificate is delivered to you pursuant to Section 8.3(k) of the Participation Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Participation Agreement.

         2. I have reviewed the financial statements of the Company and its Consolidated Subsidiaries dated as of ___________, ______ and for the fiscal quarter then ended and such statements fairly present the financial condition of the Company and its Consolidated Subsidiaries as of the dates indicated and the results of its operations and cash flows for the period indicated.

         3. I have reviewed the terms of the Operative Agreements and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Company and its Consolidated Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate.

         4. The ratio of Consolidated Funded Debt to Consolidated EBITDA and calculations determining such figure are set forth on the attached Schedule 1 and the Company and its Consolidated Subsidiaries are in compliance with the covenants referenced in Section 28.1 of the Lease and the covenants contained in
Section 9 of the Lessee Credit Agreement as shown on such Schedule 1 and the Company and its Consolidated Subsidiaries are in compliance with the other covenants and restrictions referenced in Section 28.1 of the Lease and contained in Sections 7, 8 and 9 of the Lessee Credit Agreement.

         WITNESS the  following  signature as of the ______ day of  ___________,
______.


                                     DOLLAR TREE STORES, INC.

                                     By:
                                     Name:
                                     Title:

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

                                     [DATE]

                                   Appendix A
                         Rules of Usage and Definitions



                                I. Rules of Usage


The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

         (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

         (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

         (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

         (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

         (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

                                   Appendix-1

         (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

         (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

         (i) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

         (j) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.


                                 II. Definitions

         "AAA" shall have the meaning given to such term in Section 12.7(d) of the Participation Agreement.

         "ABR" shall mean, for any day, a rate per annum equal to the greater of
(a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate announced by the Bank from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and is one of several interest rate bases used by the Bank and does not necessarily represent the lowest or most favorable rate offered by the Bank actually charged to any customer. The Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Bank changes. "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on

                                   Appendix-2
such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

         "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

         "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

         "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

         "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Acquisition  Advance"  shall  have the  meaning  given to such term in
Section 5.3 of the Participation Agreement.

         "Acquisition Loan" shall mean any Loan made in connection with an Acquisition Advance.

         "Additional Incorporated Terms" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Advance" shall mean a Construction Advance or an Acquisition Advance.

         "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person.

         "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agency Agreement" shall mean the Agency Agreement, dated on or about the Initial Closing Date between the Construction Agent and the Lessor.

         "Agency Agreement Event of Default" shall mean an "Event of Default" as defined in Section 5.1 of the Agency Agreement.

                                   Appendix-3

         "Applicable Percentage" shall mean for Eurodollar Loans, Eurodollar Holder Advances, ABR Loans and ABR Holder Advances and the appropriate applicable percentages corresponding to the ratio of Consolidated Funded Debt to Consolidated EBITDA in effect as of the most recent Calculation Date as shown below:

                                                               Applicable
                                                Applicable     Percentage      Applicable     Applicable
                                                Percentage         for         Percentage     Percentage
                                                    for        Eurodollar         for           for ABR
Pricing        Ratio of Consolidated Funded     Eurodollar       Holder           ABR           Holder
Level          Debt to Consolidated EBITDA         Loans        Advances         Loans         Advances
------------ --------------------------------- -------------- -------------- --------------- ------------
Level I       Less than or equal to .75 to 1       0.50%          1.25%          0.00%           0.00%
Level II      Less than or equal to 1.25 to
               1, but greater than .75 to 1        0.60%          1.35%          0.00%           0.75%
Level III         Greater than 1.25 to 1           1.05%          1.80%          0.00%           0.75%


         The Applicable Percentage for Eurodollar Loans, Eurodollar Holder Advances, ABR Loans and ABR Holder Advances shall, in each case, be determined and adjusted quarterly based upon, and as of, the fifth (5th) Business Day after the due date of the financial statements required to be delivered to the Bank under Section 8.3(m)(ii) of the Participation Agreement, Section 7.4(b) of the Lessee Credit Agreement and Section 28.1 of the Lease (each a "Calculation Date"); provided, however, that (i) the initial Applicable Percentage, in each case, shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the occurrence of the Calculation Date relating to the first fiscal quarter of the Lessee occurring in fiscal year 1999 and, thereafter, the Pricing Level shall be determined by the then current ratio of Consolidated Funded Debt to Consolidated EBITDA, and (ii) if the Lessee fails to provide the written notice required by Section 8.3(k) of the Participation Agreement to the Agent on or before the most recent Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level III until such time that such written notice is provided whereupon the Pricing Level shall be determined by the then current ratio of Consolidated Funded Debt to Consolidated EBITDA as specified in such notice. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans, Eurodollar Holder Advances, ABR Loans and ABR Holder Advances as well as any new Eurodollar Loans, Eurodollar Holder Advances, ABR Loans and ABR Holder Advances made or issued.

         "Appraisal" shall mean, with respect to any Property, an appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements and otherwise satisfactory to the Bank.

                                   Appendix-4

         "Appraisal Procedure" shall have the meaning given such term in Section
22.4 of the Lease.

         "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

         "Arbitration  Rules"  shall  have the  meaning  given  to such  term in
Section 12.7(d) of the Participation Agreement.

         "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

         "Available Commitment" shall mean an amount equal to the excess, if any, of (a) the amount of the Commitment over (b) the aggregate principal amount of all Loans made as of such date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Loans hereunder).

         "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (a) the aggregate amount of the Holder Commitments over (b) the aggregate amount of the Holder Advances made since the Initial Closing Date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Holder Advances).

         "Bank" shall mean First Union National Bank, a national banking association, and its permitted successors and assigns.

         "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

         "Basic Documents" shall mean the following: the Participation Agreement the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease and the Security Agreement.

         "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

         "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Agent.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

                                   Appendix-5

         "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit Agreement.

         "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Bank to make Loans hereunder.

         "Budgeted Total Property Cost" shall mean, at any date of determination with respect to any Construction Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property.

         "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in North Carolina, or any other states from which the Bank funds or engages in administrative activities with respect to the transactions under the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capital Stock" shall mean any nonredeemable capital stock of the Lessee or any of its Subsidiaries, whether common or preferred.

         "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

         "CERCLA"   shall  mean  the   Comprehensive   Environmental   Response,
Compensation, and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate" shall mean a Certificate in favor of the Bank regarding the Holder Commitment issued pursuant to the terms and conditions of the Trust Agreement.

         "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

         "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

                                   Appendix-6

         "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

         "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

         "Commencement Date" shall have the meaning specified in Section 2.2 of the Lease.

         "Commitment" shall mean the obligation of the Bank to make Loans to the Lessor in an aggregate principal amount at any time outstanding not to exceed the Lender Commitment.

         "Commitment Period" shall mean the period from and including the Initial Closing Date to and including the Construction Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

         "Company Obligations" shall mean the obligations of Dollar Tree Distribution, Inc., in any and all capacities under and with respect to the Operative Agreements and each Property.

         "Completion" shall mean, with respect to a Property, such time as the acquisition, installation, testing and final completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and a certificate of occupancy has been issued with respect to such Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect). If the Lessor purchases a Property that includes existing Improvements that are to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the Property Closing Date.

         "Completion Date" shall mean, with respect to a Property, the earlier of (a) the date on which Completion for such Property has occurred or (b) the Construction Period Termination Date.

         "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

                                   Appendix-7

         "Consolidated EBITDA" shall mean, for any period, the aggregate of (i) the Consolidated Net Income (or Deficit) of DTS and its Subsidiaries for such period, plus (ii) the sum of interest expense, federal, state or local income taxes, depreciation, amortization of intangible assets and other noncash expenses or charges reducing income for such period, all to the extent taken into account in the calculation of such Consolidated Net Income (or Deficit) for such period, minus (iii) the sum of extraordinary or nonrecurring gains (including in connection with the sale or write-up of assets) and other noncash credits increasing income for such period, all to the extent taken into account in the calculation of such Consolidated Net Income (or Deficit) for such period.

         "Consolidated Funded Debt" shall mean, at any time, the outstanding balances of all Indebtedness or other extensions of credit in favor of DTS and its Subsidiaries (on a consolidated basis), plus Capitalized Leases of DTS and its Subsidiaries (on a consolidated basis).

         "Consolidated Net Income (or Deficit)" shall mean, for any period, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding any extraordinary gains or losses and related tax effects thereon.

         "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

         "Construction Advance" shall mean an advance of funds to pay Property Costs pursuant to Section 5.4 of the Participation Agreement.

         "Construction Agent" shall mean Dollar Tree Distribution, Inc., a Virginia corporation, as the construction agent under the Agency Agreement.

         "Construction Budget" shall mean the cost of acquisition, installation,
testing,   constructing  and  developing  any  Property  as  determined  by  the
Construction Agent in its reasonable, good faith judgment.

         "Construction   Commencement   Date"  shall  mean,   with   respect  to
Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

         "Construction Contract" shall mean any contract entered into between the Construction Agent or the Lessee with a Contractor for the construction of Improvements or any portion thereof on the Property.

         "Construction Loan" shall mean any Loan made in connection with a Construction Advance.

         "Construction Loan Property Cost" shall mean with respect to each Construction Period Property at the date of determination, an amount equal to
(a) the aggregate principal amount of Construction Loans made on or prior to such date with respect to the Property minus (b) the

                                   Appendix-8
aggregate principal amount of prepayments or repayments of the Loans allocated to reduce the Construction Loan Property Cost of such Property pursuant to
Section 2.6(c) of the Credit Agreement.

         "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction Commencement Date for such Property and ending on the Completion Date for such Property.

         "Construction Period Property" means, at any date of determination, any Property as to which the Rent Commencement Date has not occurred on or prior to such date.

         "Construction  Period  Termination  Date" shall mean (a) the earlier of
(i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) the second anniversary of the Initial Closing Date or (b) such later date as shall be agreed to by the Bank.

         "Contractor" shall mean each entity with whom the Construction Agent or the Lessee contracts to construct any Improvements or any portion thereof on the Property.

         "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Lessee, are treated as a single employer under Section 414 of the Code.

         "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

         "Credit Agreement" shall mean the Credit Agreement, dated on or about the Initial Closing Date, among the Lessor and the Bank.

         "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

         "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

         "Credit Documents" shall mean the Participation Agreement, the Credit Agreement, the Notes and the Security Documents.

         "Credit Parties" shall mean the Construction Agent, the Lessee and each Guarantor.

         "Deed"  shall  mean  a  warranty   deed   regarding   the  Land  and/or
Improvements in form and substance satisfactory to the Bank.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.


                                   Appendix-9

         "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

         "Disputes" shall have the meaning given to such term in Section 12.7(d) of the Participation Agreement.

         "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Dollar Tree" shall mean Dollar Tree Distribution, Inc., a Virginia corporation, and its successors and permitted assignees.

         "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

         "DTS" shall mean Dollar Tree Stores, Inc., a Virginia corporation, and its successors and permitted assigns.

         "DTSD Realty Trust 1999-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

         "Election  Date" shall have the  meaning  given to such term in Section
20.1 of the Lease.

         "Election  Notice" shall have the meaning given to such term in Section
20.1 of the Lease.

         "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

         "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance, Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.


                                  Appendix-10

         "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., and state statutes analogous thereto.

         "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

         "Equipment" shall mean personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements.

         "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean each entity required to be aggregated with the Lessee pursuant to the requirements of Section 414(b) or (c) of the Code.

         "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day
(including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

         "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.


                                  Appendix-11

         "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to the per annum rate determined by the Bank on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), reported on Telerate page 3750 as of 11:00 a.m.
(London  time) two (2)  Business  Days  before  the  first day of such  Interest
Period. In the event no such offered rates appear on Telerate page 3750, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to the per annum rate determined by the Bank on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two
(2) Business Days before the first day of such Interest Period (provided that if at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), the average (rounded upward to the nearest one-sixteenth (1/16) of one percent (1%)) per annum rate of interest determined by the Bank (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Bank to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar Holder Advance. If no such offers or quotes are generally available for such amount, then the Bank shall be entitled to determine the Eurodollar Rate from another recognized service or interbank quotation, or by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

         "Event of Default" shall mean a Lease Event of Default, an Agency Agreement Event of Default or a Credit Agreement Event of Default.


                                  Appendix-12

         "Excepted Payments" shall mean:

                  (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, or any of its respective Affiliates, agents, officers, directors or employees is entitled;

                  (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse the Owner Trustee, or any of its Affiliates (including without limitation the reasonable expenses of the Owner Trustee or the Trust Company and incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement;

                  (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Bank;

                  (d) any insurance proceeds under policies maintained by the Owner Trustee or the Bank;

                  (e) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee;

                  (f) all right, title and interest of the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

                  (g) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents;

                  (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above; and

                  (i) any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

         "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

         "Exculpated Persons" shall mean the Trust Company (except with respect to the representations and warranties and the other obligations of the Trust Company pursuant to the


                                  Appendix-13

Operative Agreements expressly undertaken in its individual capacity, including without limitation the representations and warranties of the Trust Company pursuant to Section 6.1 of the Participation Agreement, the obligations of the Trust Company pursuant to Section 8.2 of the Participation Agreement and the obligations of the Trust Company pursuant to the Trust Agreement), the Bank (except with respect to the obligations of the Bank expressly undertaken pursuant to the Participation Agreement and the Trust Agreement, their officers, directors, shareholders and partners.

         "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Expiration Date" shall mean the last day of the Term; provided, in no event shall the Expiration Date be later than the fifth annual anniversary of the Initial Closing Date, unless such later date has been expressly agreed to in writing by each of the Lessor, the Lessee and the Bank.

         "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero (0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Agreements.

         "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

         "Financing Parties" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Bank, as Holder and Lender, and their respective successors and assigns.

         "First Union" shall mean First Union National Bank, a national banking association, and its permitted successors and assigns.

         "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

         "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, other than a Casualty or Condemnation, including without limitation strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified


                                  Appendix-14

Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

         "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Ground Lease" shall mean a ground lease (in form and substance satisfactory to the Agent) respecting any Property (a) owned by the Lessee (or a parent corporation or any Subsidiary of the Lessee) and leased to the Lessor where such lease has at least a ninety-nine (99) year term and payments set at no more than $1.00 per year, or (b) where such lease is subject to such other terms and conditions as are satisfactory to the Bank.

         "Guarantors" shall mean the various parties to the Participation Agreement from time to time, as guarantors of the Construction Agent and the Lessee with respect to the Operative Agreements and the Properties.

         "Hard Costs" shall mean all costs and expenses payable for supplies, materials, labor and profit with respect to the Improvements under any Construction Contract.

         "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "Holder" shall mean the Bank as the holder of one or more Certificates in connection with the DTSD Realty Trust 1999-1.

         "Holder Advance" shall mean any advance made by the Bank to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.


                                  Appendix-15

         "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by the Bank to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Bank pursuant to Section 3.4 of the Trust Agreement.

         "Holder Commitments" shall mean $540,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

         "Holder Construction Property Cost" shall mean, with respect to each Construction Period Property, at any date of determination, an amount equal to the outstanding Holder Advances made with respect thereto under the Trust Agreement.

         "Holder Overdue Rate" shall mean the lesser of (a) the then current rate of Holder Yield respecting the particular amount in question plus two percent (2%) and (b) the highest rate permitted by applicable law.

         "Holder Property Cost" shall mean with respect to a Property an amount equal to the outstanding Holder Advances with respect thereto.

         "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Rate plus the Applicable Percentage for Eurodollar Holder Advances or the ABR plus the Applicable Percentage for ABR Holder Advances as elected by the Owner Trustee from time to time with respect to such Holder Advances in accordance with the terms of the Trust Agreement; provided, however, (a) the outstanding Holder Advances shall bear a yield at the ABR applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (b) the Holder Advances shall bear a yield at the ABR applicable from time to time after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement.

         "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall


                                  Appendix-16
be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Agency
Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes or the Certificates; (i) the Owner Trustee, the Trust or the Trust Estate; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

         "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on any Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased or otherwise acquired using the proceeds of the Loans or the Holder Advances or which is subject to a Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

         "Incorporated  Covenants"  shall have the meaning given to such term in
Section 28.1 of the Lease.

         "Incorporated Representations and Warranties" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Indebtedness"  of  a  Person  shall  mean,  without  duplication, such
Person's:

                  (a)  obligations for borrowed money;

                  (b) obligations representing the deferred purchase price of Property (whether real, personal, tangible, intangible or mixed) or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade);

                  (c) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person;


Appendix-17

                  (d) obligations which are evidenced by notes, acceptances or other instruments;

                  (e)  Capitalized Lease obligations;

                  (f) net liabilities under interest rate swap, exchange or cap agreements; and

                  (g)  contingent obligations.

         "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Trust, the Trust Company, the Bank and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

         "Indemnity Provider" shall mean, respecting each Property, the Lessee.

         "Initial Closing Date" shall mean June 4, 1999.

         "Initial Construction Advance" shall mean any initial Advance to pay for: (a) Property Costs for construction of any Improvements; and (b) the Property Costs of restoring or repairing any Property which is required to be restored or repaired in accordance with Section 15.1(c) of the Lease.

         "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

         "Interest Period" shall mean during the Commitment Period and thereafter as to any Eurodollar Loan or Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or six (6) months thereafter, as selected by the Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or six
(6) months thereafter, as selected by the Lessor by irrevocable notice to the Bank (in the case of a Eurodollar Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) in each case not less than two (2) Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following: (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the


                                  Appendix-18
next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (B) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "Joinder Agreement" shall mean a joinder agreement, in the form of EXHIBIT J to the Participation Agreement, executed from time to time between a Domestic Subsidiary of any Credit Party and Bank.

         "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel and (b) the schedule to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

         "Land Cost" shall have the meaning specified in Section 5.4 of the Agency Agreement.

         "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

         "Lease" or "Lease Agreement" shall mean the Lease Agreement dated on or about the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

         "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease  Event of Default"  shall have the meaning  specified in Section
17.1 of the Lease.

         "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

         "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, the Lessor, the Lessee, the Bank or any Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et. seq., and any other similar


                                  Appendix-19
federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property or the Appurtenant Rights.

         "Lender Commitment" shall mean $17,460,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

         "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Bank in the Collateral subject to the Security Documents.

         "Lender" shall mean the Bank as lender under the Participation Agreement and the Credit Agreement.

         "Lessee" shall have the meaning set forth in the Lease.

         "Lessee Credit Agreement" shall mean that certain Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 among the Lessee as the borrower, Dollar Tree Stores, Inc. and Dollar Tree Management, Inc., as guarantors, The First National Bank of Boston, NationsBank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A., and all other financial institutions which are parties thereto from time to time, as lenders, and The First National Bank of Boston, as agent, as such is amended, modified, supplemented, restated and/or replaced from time to time.

         "Lessee Credit Agreement Event of Default" shall mean an Event of Default as defined in Section 12 of the Lessee Credit Agreement.

         "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

         "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advances on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including interest on (a) any such scheduled Holder Yield due on the Holder Advances prior to the Rent Commencement Date with respect to the Property to which such Holder Advances relate or (b) overdue amounts under the Trust Agreement or otherwise).

         "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.


                                  Appendix-20

         "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or the Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or the Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company, in its individual capacity, pursuant to Section 11 of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

         "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis.

         "Loan Basic Rent" shall mean the scheduled interest due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on (a) any such Loan due prior to the Rent Commencement Date with respect to the Property to which such Loan relates or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement or otherwise).

         "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount all Loans (including without limitation all Acquisition Loans and Construction Loans) made on or prior to such date with respect to such Property minus (b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement.

         "Loans" shall mean the loans extended pursuant to the Credit Agreement.

         "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

         "Margin  Certificate"  shall  have the  meaning  given to such  term in
Section 8.3(k) of the Participation Agreement.


                                  Appendix-21

         "Material Adverse Effect" shall, mean a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities or operations of the Lessee and the other Credit Parties, taken as a whole, (b) the ability of the Lessee to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Bank or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (e) the value, utility or useful life of any Property or the use, or ability of the Lessee to use, any Property for the purpose for which it was intended.

         "Maturity Date" shall mean the Expiration Date.

         "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all of Properties times eighty-five percent (85%).

         "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

         "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee and the Lessee (or regarding any Property subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Bank) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Bank.

         "Multiemployer   Plan"  shall  mean  any  plan   described  in  Section
4001(a)(3) of ERISA to which contributions are or have been made or required by the Lessee or any of its Subsidiaries or ERISA Affiliates.

         "Multiple Employer Plan" shall mean a plan to which the Lessee or any ERISA Affiliate and at least one (1) other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

         "New  Facility"  shall have the  meaning  given to such term in Section
28.1 of the Lease.

         "Notes" shall mean those notes issued to the Bank pursuant to the Credit Agreement.

         "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Officer's Certificate" with respect to any person shall mean a certificate executed on behalf of such person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion with respect to the subject matter of such Officer's Certificate.

         "Officer's Compliance Certificate" shall have the meaning given to such term in Section 8.3(k) of the Participation Agreement.


                                  Appendix-22

         "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements (and memoranda of the Lease and each Lease Supplement in a form reasonably acceptable to the Agent), the Security Agreement, the Mortgage Instruments, the other Security Documents, the Ground Leases, the Deeds and the Bills of Sale and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

         "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of EXHIBIT A to the Lease.

         "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

         "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and (c) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement.

         "Owner Trustee," "Borrower" or "Lessor" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the DTSD Realty Trust 1999-1, and any successor, replacement and/or additional Owner Trustee expressly permitted under the Operative Agreements.

         "Participation Agreement" shall mean the Participation Agreement dated on or about the Initial Closing Date, among the Lessee, the Guarantors, the Owner Trustee, not in its individual capacity except as expressly stated therein, and the Bank.

         "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty  Corporation  created by
Section 4002(a) of ERISA or any successor thereto.

         "Pension Plan" shall mean a "pension  plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which the Lessee or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Permitted Facility" shall mean a Property approved by the Bank.


                                  Appendix-23

         "Permitted Liens" shall mean:

                  (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

                  (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

                  (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

                  (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

                  (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Bank have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                  (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section
         13.1 of the Lease; and

                  (g) Liens in favor of municipalities to the extent agreed to by the Lessor.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

         "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.


                                  Appendix-24

         "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

         "Property" shall mean, with respect to each Permitted Facility that is (or is to be) acquired, constructed and/or renovated pursuant to the terms of the Operative Agreements, the Land and each item of Equipment and the various Improvements, in each case located on such Land, including without limitation each Construction Period Property, each Property subject to a Ground Lease and each Property for which the Term has commenced.

         "Property Acquisition Cost" shall mean the cost to the Lessor to purchase a Property on a Property Closing Date.

         "Property Closing Date" shall mean the date on which the Lessor purchases a Property or, with respect to the first Advance, the date on which the Lessor seeks reimbursement for Property previously purchased by the Lessor.

         "Property Cost" shall mean with respect to a Property the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the Loans extended from time to time to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in Section 7.1 of the Participation Agreement).

         "Purchase  Option" shall have the meaning given to such term in Section
20.1 of the Lease.

         "Purchasing  Lender"  shall  have the  meaning  given  to such  term in
Section 9.8(a) of the Credit Agreement.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Release"  shall  mean  any  release,   pumping,   pouring,   emptying,
injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

         "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

         "Rent Commencement Date" shall mean, regarding each Property, the Completion Date.

         "Reportable Event" shall have the meaning specified in ERISA.


                                  Appendix-25

         "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

         "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

         "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Sale Date" shall have the meaning given to such term in Section 20.3(a) of the Lease.

         "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

         "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

         "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than ordinary wear and tear during the Term of the Lease.

         "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance, the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance (or respecting any Eurodollar Loan or Eurodollar Holder Advance having and Interest Period of six (6) months, each three (3) month anniversary of such Loan or Holder Advance), (b) as to any ABR Loan or any ABR Holder Advance, the fifteenth day of each month, unless such day is not a Business Day and in such case on the next occurring Business Day and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

         "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.


                                  Appendix-26

         "Security Agreement" shall mean the Security Agreement dated on or about the Initial Closing Date between the Lessor and the Bank.

         "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing Statements and all other security documents hereafter delivered to the Bank granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

         "Soft Costs" shall mean all costs which are ordinarily and reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Properties other than Hard Costs, including without limitation structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the Commitment Fee, fees and expenses of the Owner Trustee payable or reimbursable under the Operative Agreements and costs and expenses incurred pursuant to Section 7 of the Participation Agreement.

         "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, or by one (1) or more Subsidiaries, or by such Person and one (1) or more Subsidiaries.

         "Supplemental  Amounts"  shall have the  meaning  given to such term in
Section 9.18 of the Credit Agreement.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Trust Company, the Bank or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

         "Taxes"  shall  have  the  meaning  specified   in  the  definition  of
"Impositions".

         "Term" shall have the meaning specified in Section 2.2 of the Lease.

         "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

         "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of the Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was


                                  Appendix-27
a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of the Lessee or any ERISA Affiliate from a Multiemployer Plan.

         "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

         "Termination Value" shall mean the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, in each case as of the last occurring Payment Date, or
(ii) with respect to a particular Property, an amount equal to the Property Cost allocable to such Property, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued but unpaid interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued under the Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).

         "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation all of the following:

                  (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

                  (b)  the   reasonable   fees,   out-of-pocket   expenses   and
         disbursements of accountants for the Lessee in connection with the transaction contemplated by the Operative Agreements;

                  (c) any and all other reasonable fees, charges or other amounts payable to the Bank, the Owner Trustee or any broker which arises under any of the Operative Agreements;

                  (d)  any  other   reasonable  fee,   out-of-pocket   expenses,
         disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and


                                  Appendix-28

                  (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

         "Trust" shall mean the DTSD Realty Trust 1999-1.

         "Trust Agreement" shall mean the Amended, Restated and Replacement Trust Agreement dated on or about the Initial Closing Date between the Bank and the Owner Trustee.

         "Trust Company" shall mean First Security Bank, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

         "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

         "Type" shal mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

         "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

         "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Agency Agreement.

         "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

         "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

         "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.


                                  Appendix-29

         "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.

         "Year 2000" shall mean the calendar year beginning January 1, 2000 and ending December 31, 2000.


                                  Appendix-30